                                                                    EXHIBIT 99.C

                          AGREEMENT TO EXCHANGE STOCK
                          AND PLAN OF REORGANIZATION
                          --------------------------

        THIS AGREEMENT TO EXCHANGE STOCK AND PLAN OF REORGANIZATION
(the "Agreement"), dated as of the 26th day of February 1997, by and between RealAmerica Co, a Delaware corporation ("RealAmerica"), Merrion Reinsurance Company Ltd, a corporation governed by the laws of the Republic of Ireland ("MERRION"), and those persons listed on Exhibit "A" attached hereto (such
                                         -----------
persons listed on Exhibit "A" attached hereto are sometimes collectively
                  -----------
referred to herein as "MERRION Stockholders."


        WHEREAS, the MERRION Stockholders and the Board of Directors of RealAmerica deem it advisable and in the best interests of the MERRION Stockholders and RealAmerica that RealAmerica acquire all of the issued and outstanding capital stock of MERRION, in exchange for 5,273,002 newly-issued shares of RealAmerica Class B common stock and 91,000 shares of RealAmerica Series A Preferred stock pursuant to this Agreement and applicable provisions of law (such transaction being hereinafter referred to as the "RealAmerica Acquisition"); and

        WHEREAS, the Board of Directors of RealAmerica has approved and adopted this Agreement as a plan of reorganization within the provisions of Section 368 of the Internal Revenue Code of 1986, as amended; and

        WHEREAS, the MARRION Stockholders own and have the right to sell, transfer and exchange all of the issued and outstanding capital stock of MERRION to RealAmerica in accordance with the terms of this Agreement and applicable provisions of law.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows.

                          1. Exchange of Common Stock
                             ------------------------

        1.01  Exchange. Subject to the terms and conditions herein set forth, at
              --------
the time of closing set forth in Section 1.02 hereof, RealAmerica will issue and
                                 ------------
deliver or cause to be issued and delivered to the MERRION Stockholders a total of 5,273,000 shares of RealAmerica authorized and unissued Class B common stock, par value $0.001 per share (the "RealAmerica Shares"), and a total of 91,000 shares of RealAmerica authorized and unissued Series A Preferred stock, par value $0.001 per share (as more fully described in the Certificate of Designation of the Series A Preferred Stock attached hereto) in exchange for the conveyance by the MERRION Stockholders to RealAmerica of a total of 100,000 ordinary shares of MERRION stock, par value $70.00 per share (the "MERRION Shares"), representing all of the issued and outstanding common stock of MERRION.

        1.02  Closing.  Subject to the terms and provisions of this Agreement,
              -------
the closing of the RealAmerica Acquisition will be at 10:00 a.m. at the offices of the company located at 100 NW Second Street, Suite 312-A, Evansville, Indiana 47708 on or before March 20, 1997, or at such earlier or later date or such other place as shall be mutually agreed upon by RealAmerica and the MERRION

Stockholders, such date and time sometimes being referred to herein as the "Closing" or "Closing Date." By agreement of the Parties herein closing may occur by facsimile transmission and overnight delivery of documents.

                   2. REPRESENTATIONS AND WARRANTIES OF THE
                      -------------------------------------
                             MERRION STOCKHOLDERS.
                             ---------------------

        Each of the MERRION Stockholders severally, and not jointly, represents and warrants to RealAmerica that, with respect to the MERRION shares owned by such MERRION Stockholder as set forth on Exhibit "A" attached hereto, the
                                         -----------
statements contained in this Section 2 are correct and complete as of the date
                             ---------
of this Agreement and will-be correct and complete as of the Closing Date as through made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 2.
                                  ---------

        2.01  Authorization. The MERRION Stockholder has full power and
              -------------
authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the MERRION Stockholder, enforceable in accordance with its terms and conditions. The MERRION Stockholder need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency, or other person in order to consummate the transactions contemplated by this Agreement.

        2.02  Noncontravention. Neither the execution and the delivery of this
              ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which the MERRION Stockholder is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which the MERRION Stockholder is a party or by which he is bound or to which any of his assets are subject.

        2.03  Ownership. The MERRION Stockholder holds of record and owns
              ---------
beneficially the number of MERRION Shares set forth opposite his name as set forth on Exhibit "A" attached hereto. The MERRION Stockholder holds his MERRION Shares free and clear of any restrictions on transfer (other than restrictions under federal and state securities laws), claims, taxes, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands. The MERRION Stockholder is not a party to any option, warrant, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any capital stock of MERRION (other than this Agreement). The MERRION Stockholder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any capital stock of MERRION.


        2.04  Speculative Nature and Risk. The MERRION Stockholders each
              ---------------------------
understand and acknowledge the speculative nature of and substantial risk of loss associated with an investment in the RealAmerica Shares which may be subject to substantial dilution. The MERRION Stockholders each represent and warrant that the RealAmerica Shares constitute an investment which is suitable and consistent with their respective financial conditions and that they are each able to bear the risks of this investment for an undefinite period of time, which may include the total loss of their investment in RealAmerica. The MERRION Stockholders each further represent that they have adequate means of providing for their respective current financial needs and corporate and personal contingencies and no need for liquidity in their investment in RealAmerica and that they each have sufficient financial and business experience to evaluate the merits and risks of an investment in RealAmerica.

        2.05  Federal or State Securities laws.  The MERRION Stockholders each
              --------------------------------
understand and acknowledge that the RealAmerica Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act"), or applicable state securities laws and MERRION Stockholders are each aware that no federal or state agency has made any review, finding or determination of the RealAmerica Shares as an investment, and the MEPRION Stockholders must each forego the security, if any, that such a review would provide.

        2.06  Acquisition for Own Account. The MERRION Stockholders each
              ---------------------------
understand and acknowledge that the RealAmerica Shares are being offered and sold under exemptions from registration provided by the Act and exemptions provided by applicable state securities laws and the MERRION Stockholders each warrant and represent that the RealAmerica Shares are being acquired by them solely for their own account, for investment purposes only, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof. The MERRION Stockholders each represent and warrant that they have no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the RealAmerica Shares or which would guarantee them any profit or protect them against any loss part of the RealAmerica Shares or which would guarantee them any profit or protect them against any loss with respect to the RealAmerica Shares. Further, the MERRION Stockholders have no plans to enter into any such agreement or arrangement, and consequently, they must each bear the economic risk of an investment in the RealAmerica Shares for an indefinite period of time.

        2.07  Limitations on Resale or Transfer. The MERRION Stockholders each
              ---------------------------------
understand and acknowledge that the RealAmerica Shares will be "restricted" as defined in Rule 144 under the Act and that therefore they cannot offer to sell, sell or otherwise transfer or distribute the RealAmerica Shares without registration thereof, which RealAmerica is not obligated to do, under both the Act and any applicable state securities laws, or unless an exemption is, in the opinion of RealAmerica's counsel, available to them under the Act and any applicable state securities laws. Such exemption is not now available and it is not anticipated that any such exemption will become available in the future. The MERRION Stockholders each further understand and acknowledge that the restrictions on the transfer of the RealAmerica Shares will be noted on the books of RealAmerica and that the stock certificate representing the RealAmerica Shares will bear a written legend setting forth the restriction on the transferability of the RealAmerica Shares in substantially the following form:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

        2.08  Independent Investigation of RealAmerica. The MERRION Stockholders
              ----------------------------------------
confirm that it has received, reviewed, understands and has fully considered (including, without limitation, the financial statements contained herein and the general financial condition of RealAmerica) for purposes of its acquisition of the RealAmerica Shares. The MERRION Stockholders acknowledge that (i) RealAmerica has limited financial resources and will need additional sources of capital to implement its current business plan, the availability of which is uncertain and cannot be assured, (ii) RealAmerica is in non-compliance with certain state and federal agencies as a result of its delinquent filings which may influence its ability to affect a market in its securities, and (iii) The RealAmerica Shares are a highly speculative investment with a high degree of risk of loss by the MERRION Stockholders of its investment therein. The MERRION Stockholders represent and warrant that in making its decision to acquire the RealAmerica Shares, it has relied upon its own independent investigation of RealAmerica and the independent investigations by its representatives, including its own professional legal, tax and business advisors, and that the MERRION Stockholders have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from RealAmerica, or person(s) acting on behalf, concerning the terms and conditions of the acquisition of the RealAmerica Shares and any other matters concerning an investment in RealAmerica, and to obtain any additional information the MERRION Stockholders deem necessary to verify the accuracy of the information provided.

        2.09  Disclosure.  The representations and warranties contained in this
              ----------
Section 2 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this
Section 2 not misleading.

                      3.  Representations and Warranties
                      ----------------------------------
                              Concerning MERRION
                              ------------------

        MERRION represents and warrants to RealAmerica that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date except as set forth in the disclosure schedule delivered by MERRION to RealAmerica on the date hereof and initialed by the parties (the "MERRION Disclosure Schedule"). Nothing in the MERRION Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the MERRION Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other items itself). The MERRION Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section
                                                                        -------
3.
- -

        3.01  Good Standing.  MERRION is corporation duly organized, validly
              -------------
existing and in good standing under the laws of the Republic of Ireland with full corporate power to own and operate its properties and to carry on its business as and in places where such properties are owned, operated and conducted.

        3.02  Capitalization.   The entire authorized capital stock of MERRION
              --------------
consists of 100,000 ordinary stock, par value $70.00 per share, of which 100,000 ordinary shares are issued and outstanding. All of the issued and outstanding shares of MERRION common stock have been duly authorized, are validly issued, fully paid, and nonassessable.

        3.03  Financial Statements.  Attached as Section 3.03 of the MERRION
              --------------------               ------------
Disclosure Schedule are the following financial statements (collectively, the "MERRION Financial Statements"): (i) audited balance sheets of MERRION as of June 30, 1994, 1995 and 1996 ("Most Recent MERRION Balance Sheet"), and (ii) audited statements of operations, retained earnings and cash flows for the years ended June 30, 1994, 1995 and 1996. The MERRION Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, are correct and complete and are consistent with the books and records of MERRION which books and records are correct and complete.

        3.04  Undisclosed Liabilities.  Except to the extent reflected or
              -----------------------
reserved against in the Most Recent MERRION Balance Sheet on the dates shown, or as set forth in Section 3.04 of the MERRION Disclosure Schedule, as of those
                ------------
dates, MERRION had no liabilities or obligations of any material nature, whether accrued, absolute, contingent or otherwise and, as of such dates, knows nor has reasonable grounds to know any basis for the assertion against MERRION of any liability of any nature or in any amount not fully reflected or reserved against in the Most Recent MERRION Balance Sheet.

        3.05  Events Subsequent.  Subsequent to the Most Recent MERRION Balance
              -----------------
Sheet and except as set forth in Section 3.05 of the MERRION Disclosure
                                 ------------
Schedule, MERRION has not (i) incurred any material liabilities or obligations, absolute or contingent, except current liabilities and obligations under contracts entered into in the ordinary course of business; (ii) declared or made any payment or distribution to stockholders or purchased or redeemed any of its capital stock; (iii) mortgaged or pledged or subjected to lien, charge or any other encumbrance, any of its assets, tangible or intangible, excepting extensions or renewals of liens for liabilities set forth on the Most Recent MERRION Balance Sheet; (iv) sold or transferred any of its tangible assets or canceled any debts or claims except in each case in the ordinary course of business; (v) made any capital expenditures other than in the ordinary course of business; or (vi) incurred any material or adverse losses or damages, to be involved in strikes, or other labor disputes.

        3.06  Litigation.  Except as set forth in Section 3.06 of the MERRION
              ----------                          ------------
Disclosure Schedule, there are no actions, suits or proceedings at law or in equity pending or, to the knowledge of MERRION, threatened against MERRION seeking damages nor are there any suits threatened or pending before any federal, state or municipal government or any board, department or agency thereof involving MERRION. To the best of MERRION's knowledge, MERRION has no pending violation proceedings relating to state or federal environmental regulations.

        3.07  Employment Matters.  MERRION is not a party to any employment
              ------------------
contract with any officer, director or other employee. MERRION is not bound by a contract with a labor union, pension or profit share plan or employee benefit plan, other than as listed in Section 3.07 of the MERRION Disclosure Schedule.
                              ------------

        3.08  Subsidiaries.  Except as listed in the MERRION Disclosure
              ------------
Schedule, MERRION has no subsidiaries.

        3.09  Tax Matters.  MERRION has no knowledge or any reasonable grounds
              -----------
to know of any tax deficiencies which might be asserted against MERRION. Since the date of the MERRION Financial Statements, MERRION has paid or has provided for payment of all federal and state withholding and unemployment insurance taxes and has filed all federal, state and local tax returns and reports when due.

        3.10  Properties.  Section 3.10 of the MERRION Disclosure Schedule sets
              ----------   ------------
forth a true and complete list of all material leases, contracts, understandings, commitments, plans or mortgages now in effect, to which MERRION is a party, or under which it is obligated, or which materially affect its properties. MERRION has complied with all material provisions of such leases, contracts, understandings, commitments, plans and mortgages and is not in material default with respect to any thereof.

        3.11  Adverse Changes.  There has been no material adverse change in the
              ---------------
condition, financial or otherwise, of MERRION from that set forth in the Most Recent MERRION Balance Sheet. To the best of

MERRION's knowledge, MERRION is not aware of any facts that might result in any actions, suit or other proceeding that would result in any adverse change in the financial condition of MERRION. The business, properties and assets reflected in the MERRION Financial Statements have not been materially and adversely affected as result of any fire, explosion, earthquake, accident, strike, lockout, requisition or taking of property by any government or agency thereof, flood, drought, embargo, riot, activities of armed forces or act of God or the public.

        3.12  Books and Records.  All of the minute books, stock certificate
              -----------------
books and stock transfer ledgers of MERRION are complete and accurate in all material respects.

               4.  Representations and Warranties of RealAmerica
                   ---------------------------------------------

        RealAmerica represents and warrants to the MERRION Stockholders and
        -----------
MERRION that the statements contained in this Section 4 are correct and complete
                                              ---------
as of the date of this Agreement and will be correct and complete as of the Closing Date except as set forth in the disclosure schedule delivered by RealAmerica to the MERRION Stockholders and MERRION on the date hereof and
- -----------                                 -------
initialed by the parties (the "RealAmerica Disclosure Schedule"). Nothing in the
                               -----------
RealAmerica Disclosure Schedule shall be deemed adequate to disclose an
- -----------
exception to a representation or warranty made herein, however, unless the RealAmerica Disclosure Schedule identifies the exception with reasonable
- -----------
particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other items itself). The RealAmerica Disclosure Schedule will be arranged in paragraphs corresponding
    -----------
to the lettered and numbered paragraphs contained in this Section 4.
                                                          ---------
       4.01  Organization, Qualification and Corporate Power.  RealAmerica is a
             ------------  --------------------------- -----   -----------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. RealAmerica is duly authorized to conduct business and
                          -----------
is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. RealAmerica has full corporate power and authority to carry on
               -----------
the business in which it is engaged and to own and use the properties owned and used by it. Section 4.01 of the RealAmerica Disclosure Schedule lists the
            ------------        -----------
directors and officers of RealAmerica. RealAmerica has delivered to the MERRION
                          -----------  -----------
Stockholders correct and complete copies of the Certificate of Incorporation and Bylaws of RealAmerica (as amended to date). The minute books containing the
          -----------
records of meetings of the stockholders, the Board of Directors and any committees of the Board of Directors, the stock certificate books and the stock record books of RealAmerica are correct and complete. RealAmerica is not in
                -----------                           -----------
default under or in violation of any provision of its Certificate of Incorporation or Bylaws.

       4.02  Capitalization.  The entire authorized capital stock of RealAmerica
             --------------                                          -----------
consists of (i) 50,000,000 shares of Class A common stock, par value $0.001 per share, of which no shares are issued and outstanding and no shares are held in treasury and (ii) 10,500,000 shares of Class B common stock, par value $0.001 per share, of which 5,048,000 shares are issued and outstanding and (iii) 15,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issued and outstanding. All of the issued and outstanding shares have been duly authorized, are validly issued, fully paid, and nonassessable and are held of record by the respective RealAmerica shareholders as set forth in
                                     -----------
RealAmerica's stock record books.  There are no outstanding or authorized
- -------------
options, warrants, rights, contracts, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which RealAmerica is a
                                                              -----------
party or which are binding upon RealAmerica providing for the issuance,
                                -----------
disposition or
acquisition of any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to RealAmerica.
                                                                    -----------
There are no voting trusts, proxies or any other agreements or understandings with respect to the voting of the capital stock of RealAmerica. Upon issuance,
                                                   -----------
the RealAmerica Shares to be issued to the MERRION Stockholders pursuant to this
    -----------
Agreement will be duly authorized, validly issued, fully paid and nonassessable.

       4.03  Noncontravention.  Neither the execution and the delivery of this
             ----------------
Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which the RealAmerica is subject or provision of its Certificate of
                      -----------
Incorporation or Bylaws of RealAmerica or (ii) any conflict with, result in a
                           -----------
breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which RealAmerica is a
                                                              -----------
party or by which it is bound or to which any of its assets is subject or result in the imposition of any security interest upon any of its assets. RealAmerica
                                                                   -----------
is not required to give any notice to, make filing with, or obtain any authorization, consent or approval of any government, governmental agency or other person in order for RealAmerica to consummate the transactions
                          -----------
contemplated by this Agreement.

        4.04  Subsidiaries.  RealAmerica has no subsidiaries and, except as set
              ------------   -----------
forth in Section 4.04 of the RealAmerica Disclosure Schedule, does not own,
         ------------        -----------
directly or indirectly, any capital stock, security, partnership interest or other interest of any kind in any corporation, partnership, joint venture, association or other entity.

        4.05  Common Stock Trading Market.  The common stock of RealAmerica is
              ---------------------------                       -----------
eligible for quotation and is quoted on the National Association of Securities Dealers ("NASD") OTC Bulletin Board in accordance with the applicable rules of the NASD and Securities and Exchange Commission ("SEC"). RealAmerica is not in
                                                         -----------
compliance with applicable NASD and SEC rules for continuing quotation on the NASDAQ Bulletin Board. RealAmerica has furnished each broker-dealer effecting
                       -----------
transactions in the Company's common stock with all information required by the SEC Rule 15c2-11 as requested. RealAmerica, its officers, directors and
                               -----------
affiliates have fully complied with any and all requests for information by the broker-dealers, whether or not acting in the capacity of a market-maker, pursuant to SEC Rule 15c2-11. Any and all information provided by RealAmerica to
                                                                  -----------
the broker-dealers, whether or not acting in the capacity of a market-maker, was, at the time it was furnished, accurate in all material respects.

        4.06  Financial Statements.  Attached as Section 4.06 of the RealAmerica
              --------------------               ------------        -----------
Disclosure Schedule are the following RealAmerica financial statements
                                      -----------
(collectively, the "RealAmerica Financial Statements"): (i) audited consolidated
                    -----------
balance sheets as of the fiscal years ended November 30, 1993 and 1994, and (ii) audited consolidated statements of income, changes in stockholders' equity and cash flow as of and for the fiscal years ended November 30, 1993 and 1994. RealAmerica has provided an unaudited compilation of its financial statements
- -----------
for fiscal year end 1995 and for fiscal year end 1996 (the "Most Recent RealAmerica Fiscal Year End"). RealAmerica is completing its audited financial
- -----------                    -----------
statements for fiscal years 1995 and 1996 which are unavailable at the present time. The RealAmerica Financial Statements have been prepared in accordance with
          -----------
generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, are correct and complete and are consistent with the books and records of RealAmerica which books and records are correct and complete; provided, however, that the Interim RealAmerica Financial Statements are subject
                                    -----------
to normal year-end adjustments (which will not be material) and lack complete footnotes and other presentation items.

        4.07  Events Subsequent.  Since the Most Recent RealAmerica Fiscal Year
              -----------------                         -----------
End, there has not been any adverse change in the assets, liabilities, business, financial condition, operations, results of operations or future prospects of RealAmerica. Without limiting the generality of the foregoing, since that date:
- -----------

              (a)  Except as set forth in Section 4.07 (a) of the RealAmerica
                                          ------------            -----------
        Disclosure Schedule, RealAmerica has not sold, leased, transferred or
                             -----------
        assigned any of its assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

              (b)  Except as set forth in Section 4.07 (b) of the RealAmerica
                                          ------------            -----------
        Disclosure Schedule, RealAmerica has not entered into any contract,
                             -----------
        agreement, lease, sublease, license or sublicense (or series of related contracts, agreements, leases, subleases, licenses and sub-licenses) either involving more than $20,000 or outside the ordinary course of business;

              (c)  No party (including RealAmerica) has accelerated, terminated,
                                       -----------
        modified or canceled any contract, agreement, lease, sublease license or sublicense (or series of related contracts, agreements, leases, subleases, licenses and sub-licenses) involving more than $20,000 to which RealAmerica is a party or by which any of its asset are bound;
              -----------
              (d)  Except as set forth in Section 4.07 (b) of the RealAmerica
                                          ------------            -----------
        Disclosure Schedule, RealAmerica has not granted or imposed any security
                             -----------
        interest upon any of its assets, tangible or intangible;


              (e)  RealAmerica has not made any capital expenditure (or series
                   -----------
        of related capital expenditures) either involving more than $20,000 or outside the ordinary course of business;

              (f)  RealAmerica has not made any capital investment in, any loan
                   -----------
        to, or any acquisition of the securities or assets of any other person either involving more than $20,000 or outside the ordinary course of business;

              (g)  RealAmerica has not created, incurred, assumed or guaranteed
                   -----------
        any indebtedness (including capitalized lease obligations) either involving more than $20,000 singly or $40,000 in the aggregate or outside the ordinary course of business;

              (h)  RealAmerica has not delayed or postponed (beyond its normal
                   -----------
        practice) the payment of accounts payable and other liabilities;

              (i)  RealAmerica has not canceled, compromised, waived or released
                   -----------
        any right or claim (or series of related rights and claims) either involving more than $20,000 or outside the ordinary course of business;

              (j) There has been no change made or authorized in the Certificate of Incorporation or Bylaws of RealAmerica;
                                                  -----------

              (k)  RealAmerica has not issued, sold or otherwise disposed of any
                   -----------
        of its capital stock or granted any options, warrants or other rights to purchase or obtain (including upon conversion or exercise) any of its capital stock;

              (l)  RealAmerica has not declared, set aside or paid any dividend
                   -----------
        or distribution with respect to its capital stock or redeemed, purchased or otherwise acquired any of its capital stock;

              (m)  RealAmerica has not experienced any damage, destruction or
                   -----------
        loss (whether or not covered by insurance) to its property;

              (n)  RealAmerica has not made any loan to or entered into any
                   -----------
        other transaction with, any of its directors, officers and employees outside the ordinary course of business giving rise to any claim or right on its part against the person or on the part of the person against it;

              (o)  RealAmerica has not entered into any employment contract or
                   -----------
        collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

              (p)  RealAmerica has not granted any increase in the base
                   -----------
        compensation of any of its directors, officers and employees;

              (q)  RealAmerica has not adopted any (i) bonus, (ii)
                   -----------
        profit-sharing, (iii) incentive compensation, (iv) pension, (v) retirement, (vi) medical, hospitalization, life or other insurance,
        (vii) severance, or (viii) other plan, contract or commitment for any of its directors, officers and employees or modified or terminated any existing such plan, contract or commitment;

              (r)  RealAmerica has not made any other change in employment terms
                   -----------
        for any of its directors, officers and employees;

              (s)  RealAmerica has not made or pledged to make any charitable or
                   -----------
        other capital contribution;

              (t) There has not been any other occurrence, event, incident, action, failure to act or transaction outside the ordinary course of business involving RealAmerica; and
                           -----------

              (u)  RealAmerica has not committed to any of the foregoing.
                   -----------

        4.08  Undisclosed Liabilities.  RealAmerica has no liability (and there
              -----------------------   -----------
is no basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand against it giving rise to any liability), except for (i) liabilities set forth on the face of the RealAmerica Financial Statements (rather than in any notes thereto) and (ii)
- -----------
liabilities which have arisen after the Most Recent RealAmerica Fiscal Year End
                                                    -----------
in the ordinary course of business, none of which relates to any breach of contract, breach of warranty, tort, infringement or violation of law or arose out of any charge, complaint, action, suit, proceeding, hearing investigation, claim or demand.

        4.09  Tax Matters.
              -----------

              (a)  RealAmerica has filed all federal, state and local tax
                   -----------
returns that it is required to file. All such tax returns were correct and complete in all respects. All federal, state and local taxes owed by RealAmerica
                                                                     -----------
(whether or not shown on any tax return) including, without limitation, income, withholding, excise, ad valorem, social security, unemployment, occupation, transfer, sales, use and property taxes, have been paid.  RealAmerica is not
                                                     -----------
     currently the beneficiary of any extension of time within which to file any tax return. No claim has ever been made by an authority in a jurisdiction where RealAmerica does not file tax returns that it is or may be subject
           -----------
     to taxation by that jurisdiction. There are no security interests or liens on any of the assets of RealAmerica that arose in connection with any
                             -----------
     failure (or alleged failure) by RealAmerica to pay any federal, state or local tax.

          (b)  RealAmerica has withheld and paid all taxes required to have been
               -----------
     withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

          (c) No director or officer (or employee responsible for tax matters) of RealAmerica expects any federal, state or local authority to assess any
        -----------
     additional taxes for any period for which tax returns have been filed. There is no dispute or claim concerning any federal, state or local tax liability either (i) claimed or raised by any authority in writing, or (ii) as to which any of the directors and officers (and employees responsible for tax matters) of RealAmerica has knowledge based upon personal contact
                         -----------
     with any agent of such authority. Section 4.09(c) of the RealAmerica
                                       ---------------        -----------
     Disclosure Schedule lists all federal, state and local income tax returns filed with respect to RealAmerica for taxable periods ended on or after
                           -----------
     July 31, 1987 which indicates those tax returns that have been audited and indicates those tax returns that currently are the subject of audit. RealAmerica has delivered to the MERRION Stockholders correct and complete
     -----------
     copies of all federal, state and local income tax returns, examination reports and statements of deficiencies assessed against or agreed to by RealAmerica since November 30, 1990.

          (d)  RealAmerica has not waived any statute of limitations in respect
               -----------
     of federal, state or local taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

          (e)  RealAmerica is not a party to any tax allocation or sharing
               -----------
     agreement.


     4.10 Title to Properties.  RealAmerica has good and marketable title to, or
          --------------------  -----------
valid leasehold interests in, all its properties and assets, real, personal and intangible, including without limitation, the assets reflected in the RealAmerica Financial Statements (except as since sold or otherwise disposed of
- -----------
in the ordinary course of business) free and clear of all mortgages, pledges, conditional sales agreements, claims, liens, security interests and encumbrances, except (i) as referred to or reflected in the Interim RealAmerica
                                                                    -----------
Financial Statements or in the notes thereto, and (ii) statutory liens for taxes not yet due and payable. RealAmerica has not received notice of violation of any
                         -----------
applicable law, ordinance, regulation, order or requirement relating to such properties or assets. All leases pursuant to which RealAmerica leases any real
                                                   -----------
or personal property are valid and effective in accordance with their respective terms and there is not, under any of such leases, any existing default or event of default or event which, with notice or lapse of time, or both, would constitute a default which has been noticed to RealAmerica or of which
                                               -----------
RealAmerica is aware.

     4.11 Real Property Leases.  RealAmerica is not a party to any lease or
          ----------------------------------
sublease of real property.

     4.12 Intellectual Property.
          ---------------------

          (a)  RealAmerica does not own any Intellectual Property and is not a
               -----------
     party to any license, sublicense, agreement, or permission with respect to any Intellectual Property (as defined below) necessary for the operation of its business as presently conducted and as presently proposed to be conducted. RealAmerica has not interfered with, infringed upon,
                -----------
     misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and none of the directors and officers (and employees with responsibility for Intellectual Property matters) of RealAmerica have ever received any charge, complaint, claim, or notice
     -----------
     alleging any such interference, infringement, misappropriation, or violation.

          (b) As used herein, "Intellectual Property" means all (i) patents, patent applications, patent disclosures, and improvements thereto, (ii) trademarks, service marks, trade dress, logos, trade names, and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof,
     (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, and documentation, (vi) trade secrets and confidential business information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing, and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information), (vii) other proprietary rights, and (viii) copies and tangible embodiments thereof (in whatever form or medium).

     4.13 Tangible Assets.  Except as set forth on the RealAmerica Financial
          ---------------                              -----------
Statements, RealAmerica does not own or lease any tangible assets of any kind or
            -----------
nature.

     4.14 Inventory.  RealAmerica has no inventory of products, raw materials or
          ---------   -----------
other supplies.

     4.15 Contracts.  Except as set forth in Section 4.15 of the RealAmerica
          ---------                          ------------        -----------
Disclosure Schedule, RealAmerica is not a party and none of RealAmerica's assets
                     -----------
are subject to any of the following contracts, agreements and other written or oral arrangements.

          (a) any written or oral agreements (or group of related written agreements) for the lease of personal property from or to third parties;

          (b) any written or oral agreement (or group of related written agreements) for the purpose or sale of raw materials, commodities, supplies, products or other personal property including, without limitation, crude oil and refined petroleum products or for the furnishing or receipt of services;

          (c) any written or oral agreement concerning a partnership or joint venture;

          (d) any written or oral agreement (or group of related written or oral agreements) under which it has created, incurred, assumed, or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) or under which it has imposed (or may impose) a security interest on any of its assets, tangible or intangible;

          (e) any written or oral agreement concerning confidentiality or noncompetition;

          (f)  any written or oral agreement involving any of the RealAmerica
                                                                  -----------
     shareholders and their affiliates;

          (g) any written or oral agreement with any of its directors and employees in the nature of a collective bargaining agreement, employment agreement or severance agreement;

          (h) any written or oral agreement under which the consequences of a default or termination could have an adverse effect on the assets, liabilities, business, financial condition, operations, results of operations or future prospects of RealAmerica;
                                       -----------

          (i) any written or oral agreement with any federal, state or local government or any department, agency or division thereof; or

          (j) any other written or oral agreement (or group of related written or oral agreements) either involving more than $20,000 or not entered into in the ordinary course of business.

     4.16 Notes and Accounts Receivable.  Except as set forth on the RealAmerica
          -----------------------------                              -----------
Financial Statements, RealAmerica holds no notes or accounts receivable of any
                      -----------
kind or nature.

     4.17 Powers of Attorney.  There are no outstanding powers of attorney
          ------------------
executed on behalf of RealAmerica.
                      -----------

     4.18 Insurance.  Section 4.18 of the RealAmerica Disclosure Schedule sets
          ---------   -------             -----------
forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which RealAmerica is or has been a
                                                    -----------
party, a named insured, or otherwise the beneficiary of coverage at any time within the past five years:

          (a)  the name, address and telephone number of the agent;

          (b) the name of the insurer, the name of the policy holder and the name of each covered insured;

          (c)  the policy number and the period of coverage;

          (d) the scope (including as indication of whether the coverage was on a claims made, occurrence or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and With respect to each such insurance policy: (i) the policy is legal, valid, binding and enforceable and in full force and effect; (ii) the policy will continue to be legal, valid, binding and enforceable and in full force and effect on identical terms following the Closing Date; (iii) neither RealAmerica nor any other party to the policy is in breach or
             -----------
     default (including with respect to the payment of premiums or the giving of notices), and no vent has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under the policy; and (iv) no party to the policy has repudiated any provision thereof. RealAmerica has been covered
                                                  -----------
     during the past five years by insurance in scope and amount customary and reasonable for the business in which it has engaged during such period.  Section 4.18 of the RealAmerica Disclosure Schedule
                          ------------        -----------
     describes any self-insurance arrangements affecting RealAmerica.
                                                         -----------

     4.19 Litigation.  RealAmerica (i) is not subject to any unsatisfied
          ----------   -----------
judgment, order, decree, stipulation, injunction or charge, and (ii) is a not party and, to the knowledge of any of the directors and officers (and employees with responsibility for litigation matters) of RealAmerica, is not threatened to
                                               -----------
be made a party to any charge, complaint, action, suit, proceeding, hearing, or investigation of or in any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator.

     4.20 Labor, Employment Contract and Employee Benefits. RealAmerica is not a
          ------------------------------------------------  -----------
party to any collective bargaining agreement or employment agreement and RealAmerica is not a party to any pending or threatened labor dispute.
- -----------
RealAmerica has not accrued, earned and unpaid benefits (including any vacation
- -----------
or sick leave benefits) to which any of their employees would be entitled on the Closing Date, if said employees were terminated on the Closing Date. RealAmerica
                                                                     -----------
has complied with all applicable federal, state and local laws and regulations relating to the employment of labor, including but not limited to the provisions thereof relative to wages, hours and payment of social security taxes, and RealAmerica is not liable for any arrears of wages or any taxes or penalties for
- -----------
failure to comply with any of the foregoing. There is no employee of RealAmerica
                                                                     -----------
whose employment is not terminable at will, or on notice of 10 days or less, without liability to RealAmerica. RealAmerica has not maintained or adopted any
                     -----------  -----------
employee pension benefit plan or any employee welfare benefit plan (as such terms are defined at 3(2) and 3(3), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISAII) whether qualified or non-qualified.

     4.21 Guaranties.  RealAmerica is not a guarantor or otherwise is liable for
                       -----------
any liability or obligation (including indebtedness) of any other person.

     4.22 Environment, Health and Safety.
          ------------------------------

          (a)  RealAmerica and its respective predecessors and affiliates have
               -----------
     each complied with all laws (including rules and regulations thereunder) of federal, state and local governments (and all agencies thereof) concerning the environment, public health and safety and employee health and safety, and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand or notice has been filed or commenced against any of them alleging any failure to comply with any such law or regulation.

          (b)  RealAmerica has no liability (and there is no basis related to
               -----------
     the past or present operations, properties or facilities of RealAmerica and
                                                                 -----------
     its respective predecessors and affiliates) for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand against RealAmerica giving rise to any liability under the
                       -----------
     Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, the Federal Water Pollution Control Act of 1972, the Clean Air Act of 1970, the Safe Drinking Water Act of 1974, the Toxic Substances Control Act of 1976, the Refuse Act of 1899, or the Emergency Planning and Community Right-to-Know Act of 1986 (each as amended), or any other law (or rule or regulation thereunder) of any federal, state or local government (or agency thereof), concerning release or threatened release of hazardous substances, public health and safety, or pollution or protection of the environment.

          (c)  RealAmerica has no liability and none of RealAmerica or its
               -----------                              -----------
     respective predecessors and affiliates has handled or disposed of any substance, arranged for the disposal of any substance or owned or operated any property or facility in any manner that could form the basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim or demand (under the common law or pursuant to any statute) against giving rise to any liability for damage to any site, location, or body of water (surface or subsurface) or for illness or personal injury.


          (d)  RealAmerica has no liability and there is no basis for any
               -----------
     present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand against RealAmerica giving rise to any
                                             -----------
     liability under the Occupational Safety and Health Act, as amended, or any other law (or rule or regulation thereunder) of any federal, state or local government (or agency thereof) concerning employee health and safety.

          (e)  RealAmerica has no liability and RealAmerica has not exposed any
               -----------
     employee to any substance or condition that could form the basis for any present or future charge, complaint, action, suit, proceeding, hearing, investigation, claim, or demand (under the common law or pursuant to statute) against RealAmerica giving rise to any liability for any illness
                      -----------
     of or personal injury to any employee.

          (f)  RealAmerica has obtained and been in compliance with all of the
               -----------
     terms and conditions of all permits, licenses and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables which are contained in, all federal, state and local laws (including rules, regulations, codes, plans, judgments, orders, decrees, stipulations, injunctions and charges thereunder) relating to public health and safety, worker health and safety and pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemical, industrial, hazardous, or toxic materials or wastes.

          (g)  All properties and equipment used in the business of RealAmerica
                                                                    -----------
     have been free of asbestos, PCB'S, methylene chloride, trichloroethylene, 1,2 trans-dichloroethylene, dioxins, dibenzofurans, and other hazardous substances.

          (h)  All product labeling of RealAmerica has been in conformity with
                                       -----------
     applicable laws (including rules and regulations thereunder).


          (i) No pollutant, contaminant, or chemical, industrial, hazardous, or toxic material or waste ever has been buried, stored, spilled, leaked, discharged, emitted, or released on any real property that RealAmerica owns
                                                                -----------
     or ever has owned or that RealAmerica leases or ever has leased.
                               -----------

     4.23 Legal Compliance.
          ----------------

          (a)  RealAmerica has complied with all laws (including rules and
               -----------
     regulations thereunder) of federal, state and local governments (and all agencies thereof), an no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against RealAmerica alleging any failure to comply with any
                          -----------
     such law or regulation.


          (b)  RealAmerica has complied with all applicable laws (including
               -----------
     rules and regulations thereunder) relating to the employment of labor, employee civil rights, and equal employment opportunities.

          (c)  RealAmerica has not violated in any respect or received a notice
               -----------
     or charge asserting any violation of the Sherman Act, the Clayton Act, the Robinson-Patman Act, or the Federal Trade Commission Act, each as amended.

          (d)  RealAmerica has not:
               -----------

               (i) made or agreed to make any contribution, payment or gift of funds or property to any governmental official, employee, or agent where either the contribution, payment or gift or the purpose thereof was illegal under the laws of any federal, state, local or foreign jurisdiction;

               (ii) established or maintained any unrecorded fund or asset for any purpose or made any false entries on any books or records for any reason; or

               (iii) made or agreed to make any contribution made by any other person, to any candidate for federal, state, local or foreign public office;

          (e)  RealAmerica has filed in a timely manner all reports, documents,
               -----------
     and other materials it was required to file (and the information contained therein was correct and complete in all respects) under all applicable laws (including rules and regulations thereunder).

          (f)  RealAmerica has possession of all records and documents it was
               -----------
     required to retain under all applicable laws (including rules and regulations thereunder).

     4.24 Certain Business Relationships with RealAmerica.  None of the MERRION
          -----------------------------------------------
shareholders and their affiliates has been involved in any business arrangement or relationship with RealAmerica within the past 36 months, and none of the
                     -----------
MERRION shareholders and their affiliates owns any property or right, tangible or intangible, which is used in the business of RealAmerica.
                                                -----------

     4.25 Independent Investigation of MERRION.  RealAmerica confirms that it
          ------------------------------------
has received, reviewed, understands and has fully considered (including, without limitation, the financial statements contained therein) for purposes of its acquisition of the MERRION Shares. RealAmerica acknowledges that (i) MERRION has limited financial resources and will need additional sources of capital to implement its current business plan, the availability of which is uncertain and cannot be capital to implement its current business plan, the availability of which is uncertain and cannot be assured, and (ii) the MERRION Shares are a highly speculative investment with a high degree of risk of loss by RealAmerica of its investment therein. RealAmerica represents and warrants that in making the decision to acquire the MERRION Shares, it has relied upon its own independent investigation of MERRION and the independent investigations by its representatives, including its own professional legal, tax and business advisors, and that RealAmerica and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from MERRION, or person(s) acting on its behalf, concerning the terms and conditions of acquisition by RealAmerica of the

MERRION shares and any other matters concerning an investment in MERRION, and to obtain any additional information RealAmerica deems necessary to verify the accuracy of the information provided.

     4.26 Disclosure.  The representations and warrants contained in this
          ----------
Section 4 do not contain any untrue statement of a fact or omit to state any fact necessary in order to make the statements and information contained in this
Section 4 not misleading.
- -------

                         5.   Survival and Indemnity.
                              ----------------------

     5.01 Survival.  All of the representations and warranties of the parties
          --------
contained in this Agreement shall survive the Closing Date, even if the damaged party knew or had reason to know of any misrepresentation or breach of warranty at the time of the Closing Date, and shall continue in full force and effect for a period of one year thereafter.


     5.02 Indemnification for Benefit of the MERRION Stockholders.  In the event
          -------------------------------------------------------
RealAmerica breaches any of its representations, warranties and covenants contained herein, and provided that any MERRION Stockholder or MERRION makes a written claim for indemnification against RealAmerica pursuant to Section 10.02
                                                                  -------------
then RealAmerica agrees to and does hereby indemnify MERRION and the MERRION Stockholders from and against the entirety of any Adverse Consequences it may suffer through and after the date of the claim for indemnification (including any Adverse Consequences that MERRION or the MERRION Stockholders may suffer after the end of the applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

     5.03 Indemnification for Benefit of RealAmerica.  In the event any of the
          ------------------------------------------
MERRION Stockholders breach any of their respective representations, warranties and covenants contained herein, and provided that RealAmerica makes a written
                                                  -----------
claim for indemnification against the MERRION Stockholder in breach pursuant to
Section 10.02 then the MERRION Stockholders severally, and not jointly, agree to
- -------------
indemnify RealAmerica from and against the entirety of any Adverse Consequences
          -----------
RealAmerica may suffer through and after the date of the claim for
- -----------
indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach.

     5.04 Matters Involving Third Parties.  If any third party shall notify any
          -------------------------------
party to this Agreement (the "Indemnified Party") with respect to any matter which may give rise to a claim for indemnification against any other party (the "Indemnifying Party") under this Section 5, then the Indemnified Party shall notify each Indemnifying Party thereof promptly; provided however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any liability or obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is damaged. In the event any Indemnifying Party notifies the Indemnified party within 10 days after the Indemnified party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, (i) the Indemnifying Party will defend the Indemnified Party against the matter with counsel of its choice reasonably satisfactory to the Indemnified Party, (ii) the Indemnified Party may retain separate co-counsel at its sole cost and expense (except that the Indemnifying Party will be responsible for the fees and expenses of the separate co-counsel to the extent the Indemnified Party concludes reasonably that the counsel the Indemnifying Party has selected has a conflict of interest), (iii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the matter without the written consent of the Indemnifying Party not to be withheld unreasonably, and (iv) the Indemnifying Party will not consent to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party for all liability with respect thereto, without the written consent of the Indemnified Party not to be withheld unreasonably. In the event no Indemnifying Party notifies the Indemnified Party with 10 days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof, however, the Indemnified Party may defend against, or enter into any settlement with respect to, the matter in any manner it reasonably may deem appropriate.

     5.05 Determination of Loss.  The parties shall make appropriate adjustment
          ---------------------
for tax benefits and insurance proceeds (reasonably certain of receipt and utility in each case) and for the time cost of money in determining the amount of loss for purposes of this Section 5.
                             ---------

     5.06 Other Indemnification Provisions.  The foregoing indemnification
          --------------------------------
provisions are in addition to, and not in derogation of, any statutory or common law remedy any party may have for breach of representation, warranty or covenant.

     5.07 Definition of Adverse Consequences.  As used in this Section 5,
          ----------------------------------                   -------
"Adverse Consequences" means all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations, injunctions, damages, dues, penalties, fines, costs, (including costs incurred to comply with applicable rules and regulations of the National Association of Securities Dealers and the Securities and Exchange Commission) amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including all attorneys' fees, accountants' fees and court costs.

                6.   Conduct and Transactions Prior to Closing.
                     -----------------------------------------

     6.01 Investigation: Operation of Business of MERRION.  Between the date of
          -----------------------------------------------
this Agreement and the Closing Date:

          (a)  MERRION agrees to give RealAmerica, its agents and
                                      -----------
     representatives, full access to all of MERRION's premises and books and records, and to cause MERRION's officers to furnish RealAmerica with such
                                                         -----------
     financial and operating data and other information with respect to its business and properties as RealAmerica shall from time to time request.
                                -----------
     Provided, however, that any such investigation shall not affect any of the representations and warranties of MERRION hereunder and provided further, that any such investigation shall be conducted in such manner as not to interfere unreasonably with the operation of the business of MERRION. In the event of termination of this Agreement, RealAmerica will return to
                                                 -----------
     MERRION all documents, work papers, and other material obtained from MERRION in connection with the transactions contemplated hereby and will keep confidential any information obtained pursuant to this Agreement unless such information is ascertainable from public or published information or trade sources.

          (b) Except as set forth in the MERRION Disclosure Schedule, MERRION, to the extent required for continued operation of the business of MERRION without impairment, will use reasonable efforts to preserve substantially intact the business organization of MERRION, to keep available the services of the present officers and employees of MERRION, and to preserve the present relationships of MERRION with persons having significant business relationships with MERRION.

          (c) Except as set forth on the MERRION Disclosure Schedule, prior to Closing, MERRION will conduct its business only in the ordinary course and, by way of amplification and not limitation, MERRION will not, without the prior written consent of RealAmerica (i) issue any capital stock, or (ii)
                              -----------
     grant any stock options or warrants or other rights to purchase or otherwise acquire any shares of MERRION capital stock or issue any securities convertible into shares of

     MERRION capital stock, or (iii) adopt any employee benefit plans or modify or alter any existing employee benefit plan, or (iv) declare, set aside, or pay any dividend or distribution with respect to the capital stock of MERRION, or (v) directly or indirectly redeem, purchase or otherwise acquire any capital stock of MERRION, or (vi) effect a split or reclassification of any capital stock of MERRION or a recapitalization of
                                              -------
     MERRION, or (vii) amend or change the Certificate of Incorporation or Bylaws of MERRION or, (viii) grant any increase in the compensation payable or to become payable by MERRION to officers or salaried employees of MERRION or any increase regardless of amount, in any bonus, insurance, pension or other benefit plan, program, payment or arrangement made to, for or with any officers or employees, or (ix) borrow or agree to borrow any funds, or guarantee or agree to guarantee the obligations of other except in the ordinary course of business, or (x) waive any rights of substantial value, or (xi) except in the ordinary course of business, enter into an agreement, contract or commitment.

     6.02 Investigation: Operation of Business of RealAmerica.  Between the date
          ---------------------------------------------------
of this agreement and the Closing Date:

          (a) RealAmerica agrees to give to the MERRION Stockholders, their agents and representatives, full access to all premises and books and records, and to cause RealAmerica's officers to furnish the MERRION Stockholders with such financial and operating data and other information with respect to the business and properties of RealAmerica as the MERRION Stockholders shall from time to time request. Provided, however, that any such investigation shall not affect any of the representations and warranties of RealAmerica hereunder; and provided further, that any such investigation shall be conducted in such manner as not to interfere unreasonably with the operation of the business of RealAmerica. In the event of termination of this Agreement, the MERRION Stockholders will return to RealAmerica all documents, work papers and other material obtained from RealAmerica in connection with the transactions contemplated hereby and will use all reasonable efforts to keep confidential any information obtained pursuant to this Agreement unless such information is ascertainable from public or published information or trade sources.

          (b) RealAmerica, to the extent required for continued operation of the business of RealAmerica without impairment, will use reasonable efforts to preserve substantially intact the business organization of RealAmerica, to keep available the services of the present officers and employees of RealAmerica, and to preserve the present relationships of RealAmerica with persons having significant business relationships to RealAmerica.

          (c) Prior to Closing, RealAmerica will cause RealAmerica to, conduct its business only in the ordinary course and, by way of amplification and not limitation, RealAmerica will not, without the prior written consent of the MERRION Stockholders, (i) issue any capital stock, or (ii) grant any
         -------
     stock options or warrants or other rights to purchase or otherwise acquire any shares of RealAmerica capital stock or issue any securities convertible into shares of RealAmerica capital stock, or (iii) adopt any employee benefit plans or modify or alter any existing employee benefit plan, or
     (iv) declare, set aside, or pay any dividend or distribution with respect to the capital stock of RealAmerica, or (v) directly or indirectly redeem, purchase or otherwise acquire any capital stock of RealAmerica, or (vi) effect a split or reclassification of any capital stock of RealAmerica or a recapitalization of RealAmerica, or (vii) amend or change the Certificate of Incorporation or Bylaws of RealAmerica, or, (viii) grant any increase in the compensation payable or to become payable by RealAmerica to officers or salaried employees of RealAmerica or any increase regardless of amount, in any bonus, insurance, pension or other benefit plan program, payment or arrangement made to, for or with any officers or employees, or (ix) borrow or agree to borrow any funds, or guarantee or agree to guarantee the obligations of others except in the ordinary course of business, or (x) waive any rights of substantial value, or (xi) except in the ordinary course of business, enter into an agreement, contract or commitment.

                                 7.  Consents.
                                     --------

        Prior to Closing, the MERRION Stockholders and RealAmerica shall each use his or its respective reasonable efforts to obtain the consent or approval of each person whose consent or approval shall be required in order to permit the MERRION Stockholders or RealAmerica, as the case may be, to consummate the RealAmerica Acquisition.

                                 8.  Conditions to Closing.
                                     ---------------------

        8.1   General Conditions.  The obligations of the parties to effect the
              ------------------
RealAmerica Acquisition shall be subject to the following conditions:
- -----------

              (a) The Board of Directors and, to the extent required by law, the shareholders of RealAmerica, shall have approved this Agreement in accordance with applicable provisions of state law.

              (b) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, filing or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (iii) affect adversely the right of RealAmerica to acquire and own the MERRION Shares, (iv) affect adversely the right of the MERRION Stockholders to acquire and own the RealAmerica Shares; or (v) affect adversely the right of either RealAmerica or MERRION to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling or charge shall be in effect).

              (c) All governmental approvals, the absence of which would have a materially adverse effect on RealAmerica or MERRION, respectively, on a consolidated basis, after the Closing Date, shall have been received.

        8.02  Conditions of obligations of RealAmerica.  The obligation of
              ----------------------------------------
RealAmerica to effect the RealAmerica Acquisition and to proceed with the Closing on the Closing Date shall at all times be subject to the following conditions precedent, any of which may be waived by Realamerica in writing:

              (a) (i) the representations and warranties of the MERRION Stockholders and MERRION contained herein shall be true and correct in all material respects at the Closing Date with the same effect as though made at such time, and (ii) the MERRION Stockholders shall have each performed all material obligations and complied with all material covenants required by this Agreement to be performed or complied with by him or it prior to the Closing Date.

              (b) The MERRION Stockholders shall have each obtained and delivered to RealAmerica consents to the transactions contemplated by this Agreement from the parties to all material contracts referred to in the MERRION Disclosure Schedule attached hereto in accordance with this Agreement, which require such consent.

              (c) There shall not have occurred (i) any material adverse change, since the Most Recent MERRION Fiscal Year End, in the business, properties, results of operations or financial condition of MERRION, or
        (ii) any loss or damage to any of the properties or assets (whether or not covered by insurance) of MERRION which will materially affect or impair the ability of MERRION to conduct after the RealAmerica Acquisition the business now being conducted by RealAmerica.

              (d) All statutory requirements for the valid consummation by the MERRION Stockholders of the transactions contemplated by this Agreement shall have been fulfilled and all authorization, consents and approvals of all federal, state or local governmental agencies and authorities required to be obtained in order to permit consummation by the MERRION Stockholders of the transactions contemplated by this Agreement and to permit the business presently carried on by MERRION to continue unimpaired to any material degree immediately following the Closing Date shall have been obtained. Between the date of this Agreement and the Closing Date, no governmental agency, whether federal, state or local, shall have instituted (or threatened to institute in a writing directed to the MERRION Stockholders, MERRION, RealAmerica or any of their subsidiaries or affiliates) an investigation which is pending at the Closing Date relating to the RealAmerica Acquisition and between the date of this Agreement and the Closing Date no action or proceeding shall have been instituted or, to the knowledge of the MERRION Stockholders, shall have been threatened by any party (public or private) before a court or other governmental body to restrain or prohibit the transactions contemplated by this Agreement or to obtain damages in respect thereof.

              (e) The stockholders of MERRION shall have each acknowledged to RealAmerica in writing (i) that the shares of RealAmerica common stock to be issued to them pursuant to the RealAmerica Acquisition will be issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state in reliance upon available exemptions from the registration requirements thereof;
        (ii) that all such shares of RealAmerica common stock will be subject to restrictions on transferability and may not be offered for sale, sold or otherwise transferred unless subsequently registered under the Securities Act and all other applicable securities laws or unless exemptions from the registration requirements of the Securities Act and all other applicable securities laws are available, as established to the satisfaction of RealAmerica, and (iii) the certificates evidencing such RealAmerica common stock will bear an appropriate legend evidencing the above referenced restrictions on transferability.

              (f) MERRION shall have furnished RealAmerica with a certificate, dated the Closing Date, stating that the respective representations and warranties of MERRION contained in Section 3 are true and correct on the
                                           ---------
        Closing Date in all material respects as if then made.

              (h) all papers, documents, agreements and other items require to be delivered at Closing pursuant to Section 9.03 shall be delivered at
                                            ------------
        Closing.

        8.03  Conditions of Obligation of the MERRION Stockholders.  The
              ----------------------------------------------------
obligation of the MERRION Stockholders to effect the RealAmerica Acquisition and to proceed with the Closing on the Closing Date shall at all times be subject to the following conditions precedent, any of which may be waived by the MERRION Stockholders in writing:

              (a) on or before the Closing Date, RealAmerica shall have paid all indebtedness of RealAmerica to any officer, director, shareholder or other affiliate and RealAmerica shall have no liability for indebtedness of any kind or nature to any such person whether due, not yet due, past due, contingent, liquidated or otherwise. As used herein, the term "affiliate" means any person or company or other business entity which directly or indirectly (a) owns or controls RealAmerica or (b) is owned or controlled by RealAmerica or by any person or company or other business entity which, directly or indirectly, owns or controls RealAmerica.

              (b) on or before the Closing Date, RealAmerica shall have exchanged all issued and outstanding shares of preferred stock (including, without limitation, all classes and series of preferred stock) for shares of RealAmerica common stock and RealAmerica shall have no issued and outstanding shares of preferred stock.

              (e) MERRION shall have received the written resignations of each member of RealAmerica's Board of Directors who, prior to their resignations, shall have duly elected five nominees designated by MERRION to RealAmerica's Board of Directors, and MERRION shall have received the written resignations of each officer of RealAmerica.

              (f) The newly constituted Board of Directors of RealAmerica shall have adopted resolutions authorizing the relocation of RealAmerica's corporate offices to a location identified by the Board of Directors.

              (g) RealAmerica shall have furnished the MERRION Stockholders with (i) certified copies of resolutions duly adopted by its Board of Directors and, to the extent required by law, the shareholders of RealAmerica, authorizing all necessary and proper corporate action to enable RealAmerica to comply with terms of this Agreement and approving the execution, delivery and performance of this Agreement, including the issuance of the RealAmerica Shares, and (ii) an Incumbency Certificate for the appropriate officers of RealAmerica.

              (h) (i) the representations and warranties of RealAmerica herein shall be true in all material respects at the Closing Date with the same effect as though made at such time; and (ii) RealAmerica shall have performed all material obligations and complied with all material covenants required by this Agreement to be performed or complied with by it prior to the Closing Date.

              (i) RealAmerica shall have obtained and delivered to the MERRION Stockholders consents to the transactions contemplated by this Agreement from the parties to all material contracts, referred to in the RealAmerica Disclosure Schedule attached hereto in accordance with this Agreement, which require such consent.

              (j) There shall not have occurred (i) any material adverse change since the Most Recent RealAmerica Fiscal Year End in the business, properties, results of operations or financial condition of RealAmerica, or (ii) any loss or damage to any of the properties or assets (whether or not covered by insurance) of RealAmerica which will materially affect or impair the ability of RealAmerica to conduct, after the RealAmerica Acquisition, the business now being conducted by RealAmerica.

              (k) All statutory requirements for the valid consummation by RealAmerica of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit consummation by RealAmerica of the transactions contemplated by this Agreement shall have been obtained. Between the date of this Agreement and the Closing Date, no governmental agency, whether federal, state or local, shall have instituted (or threatened to institute in a writing directed to the MERRION Stockholders, MERRION, RealAmerica or any of their subsidiaries or affiliates) an investigation which is pending at the Closing Date relating to the RealAmerica Acquisition and between the date of this Agreement and the Closing Date no action or proceeding shall have been instituted or, to the knowledge of RealAmerica shall have been threatened by any party (public or private) before a court or other governmental body to restrain or prohibit the transaction contemplated by this Agreement or to obtain the damages in respect thereof.

          (1) RealAmerica shall have furnished MERRION with a certificate, dated the Closing Date, stating that the representations and warranties of RealAmerica contained in Section 4 are true and correct on the Closing Date
                              ---------
     in all material respects as if then made.

              (n) all papers, documents, agreements and other items required to be delivered at Closing pursuant to Section 9.02 shall have been delivered
                                         ------------
     at Closing.

                            9.  Actions at Closing
                                ------------------

     9.01  Actions at the Closing.  At the Closing, RealAmerica and the MERRION
           ----------------------
Stockholders will each deliver, or cause to be delivered to the other, the securities to be exchanged in Accordance with Section 1.01 of this Agreement,
                                              ------------
and each party shall pay any and all federal and state taxes required to be paid in connection with the issuance of delivery of their own securities. Certificates representing the RealAmerica Shares shall be issued and delivered as set forth on Exhibit "A" attached hereto. Certificates representing the
                -----------
MERRION shares shall be duly endorsed by each of the MERRION Stockholders for transfer to RealAmerica or in blank, or have appropriately executed powers of attorney attached, and signatures shall be witnesses.

     9.02  Deliveries by RealAmerica.  At Closing, RealAmerica will deliver to
           -------------------------
the MERRION Stockholders:

           (a) certificates for the RealAmerica Shares as provided by Section
     9.01 hereof;

           (b) certified copies of corporate resolutions and other corporate proceedings taken by RealAmerica to authorize the execution, delivery and performance of this Agreement;

           (c) the indemnification agreement as provided by Section 5.03;
                                                            ------------
           (d) a certificate of Incumbency and signatures of officers of RealAmerica dated as of the date of this Agreement;

           (e) all RealAmerica files and records, including without limitation, bank records, stock records, corporate records, financial records, contracts, agreements, assignments, receipt deeds, leases and correspondence and other documents or files which in any way relate to the current or former operations of RealAmerica and/or any of its predecessors.

      9.03  Deliveries by the MERRION Stockholders.  At Closing, the MERRION
            --------------------------------------
Stockholders shall deliver to RealAmerica:

            (a) certificates for the MERRION Shares as provided by Section 9.01
                                                                   ------------
hereof;

                               10.  Termination
                                    -----------

     10.01  Termination of the Agreement.  The parties may terminate this
            ----------------------------
Agreement as provided below:

            (a) RealAmerica, MERRION and the MERRION Stockholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

            (b) the MERRION Stockholders may terminate this Agreement by giving written notice to RealAmerica on or before the Closing Date if the MERRION Stockholders are not satisfied with the results of their continuing business, legal and accounting due diligence regarding RealAmerica;

            (c) MERRION and/or the MERRION Stockholders may terminate this Agreement by giving written notice to RealAmerica at any time prior to the Closing (i) in the event RealAmerica has breached any representation, warranty or covenant contained in this Agreement in any material respect. MERRION and/or the MERRION Stockholders has notified RealAmerica of the breach and the breach has continued without cure for a period of 10 days after the notice of breach, or (ii) if the Closing shall not have occurred on or before March 30, 1997, or such later date as may be agreed to by MERRION, the MERRION Stockholders and RealAmerica, in writing, by reason of the failure of any condition precedent under Section 8.03 hereof (unless the failure results primarily from MERRION or the MERRION Stockholders themselves breaching any representation, warranty or covenant contained in this Agreement); and

            (d) RealAmerica may terminate this Agreement by giving written notice to MERRION and the MERRION Stockholders at any time prior to the Closing (i) in the event MERRION or any MERRION Stockholder has breached any representation, warranty or covenant contained in this Agreement in any material respect. RealAmerica has notified MERRION and the MERRION Stockholders of the breach and the breach has continued without cure for a period of 10 days after the notice of breach or (ii) if the Closing shall not have occurred on or before March 20, 1997, or such later date as may be agreed to by MERRION, the MERRION Stockholders and RealAmerica in writing, by reason of the failure of any condition precedent under Section 8.02 hereof (unless the failure results primarily from RealAmerica itself breaching any representation, warranty or covenant contained in this Agreement).

     10.02  Effect of Termination.  If either MERRION and/or the MERRION
            ---------------------
Stockholders or RealAmerica terminates this Agreement pursuant to Section 10.01
                                                                  -------------
above, the rights and obligations of the parties hereunder shall terminate without any liability of any party to any other party.

                                  11. General
                                      -------

        11.01   Brokers and Finders.  Each party hereto represents that no
                -------------------
broker, agent, finder or other party has been retained by either Party, and no brokerage or finder's fees or agent's commissions or other like payment have been agreed to be paid by him or it in connection with this Agreement or on account of the transactions contemplated by this Agreement. Each Party agrees to indemnify and hold harmless the other parties from and against any and every claim arising by breach of the aforesaid representation and warranty and all costs and expenses, legal or otherwise, which any such party may incur as the result of any such claim.

        11.02   Press Release and Public Announcements.  No Party shall issue
                --------------------------------------
any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties. Provided however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement
           --
concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable efforts to advise the other Party prior to making the disclosure).

        11.03.  Schedules.  The MERRION and RealAmerica Disclosure Schedules
                ---------
delivered pursuant to the terms of this Agreement shall be bound together, initialed by RealAmerica and MERRION and deemed attached hereto and made a part hereof.

        11.04   Survival of Covenants, Representations and Warranties.  Except
                -----------------------------------------------------
as otherwise specifically provided, the covenants, representations and warranties contained herein shall expire and be terminated and extinguished at the Closing Date.

        11.05   Governing Law.  This Agreement and the legal relations between
                -------------
the parties shall be governed by and construed in accordance with the laws of the State of Delaware.

        11.06   Notices.  Any notices or other communications required or
                -------
permitted hereunder shall be sufficiently given if sent by registered mail or certified mail, postage prepaid if addressed as follows:

        If to RealAmerica:

                RealAmerica Co.
                100 NW Second Street, Suite 312
                Evansville, Indiana 47708

                Attn:  Mr. Jeffrey T. Wilson, President

        If to MERRION:

                Merrion Reinsurance Company, Ltd.
                20 Upper Merrion Street
                Dublin 2
                Ireland
                Attn:  Mr. Darren Thomas
                       Managing Director

If to the MERRION Stockholders:

        The Sargom Company Limited
        97A Chase Side
        Southgate
        London N14 5BU

        Attn:  The Secretary

11.7    No Assignment.  This Agreement may not be assign by operation of law or
        -------------
otherwise and, in the event of an attempted assignment, this Agreement shall terminate.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first

                                        REALAMERICA Co.

                                        /s/  JEFFREY T. WILSON

                                        By:
                                        Jeffrey T. Wilson
                                        President


                                        Merrion Reinsurance Company Ltd.

                                        /s/ DARREN THOMAS

                                        By:
                                        Darren Thomas
                                        Managing Director


                                        THE MERRION SHAREHOLDERS

                                        /s/ signature illegible

                                        By:
                                        The Secretary
                                        The Sargom Company Ltd.

                                  EXHIBIT "A"
                                  -----------


The Sargom Company Ltd.,
C/o 97a Chase Side,
Southgate,
London,
N14 5BU.


As 100% holder of the issued share capital of Merrion, hereinafter referred as the "Merrion Stockholders", hereby nominates those listed below as recipients of its entitlement to stock in Real America as per the holdings nominated below in relation to common and preferred shares.

1       SPEED 5013 FOUNDATION,
        C/o Administral Anstalt
        Postfach 183,
        Austrasse 27,
        FL-9490 Vaduz,
        Liechtenstein.

        1,750,000 class "B" shares
        30,000 preference shares

2       CUFF FOUNDATION,
        C/o Administral Anstalt
        Postfach 183,
        Austrasse 27,
        FL-9490 Vaduz,
        Liechtenstein.

        1,750,000 class "B" shares
        30,000 preference shares

3       TAXAL FOUNDATION,
        C/o Administral Anstalt
        Postfach 183,
        Austrasse 27,
        FL-9490 Vaduz,
        Liechtenstein.

        1,750,000 class "B" shares
        30,000 preference shares

The addresses above are the registered addresses for the Foundations as should be noted on any and all share registers, however, the share certificates are to be forwarded to The Sargom Company Ltd.

4       Mr. D. Thomas,
        40 Southwick Street,
        London,
        W2 IJQ.

        23,000 class "B" shares
        1,000 preference shares

                        MERRION REINSURANCE COMPANY LTD
                              DISCLOSURE SCHEDULE

Section         Description
- -------         -----------

3.03            Attached hereto,

                1.  Financial Statement as at 27 July 1994,
                2.  Annual Report for the year ended 30th of June 1995, and
                3.  Annual Report for the period ended 30th of June 1996

                In relation to which in the two annual reports, specific detail with regard to the company's operations and future development are outlined.

3.04            None.

3.05 A Subsidiary of Merrion is moving to offices in the City of London in order that it may enhance both its image and its proximity to the main insurance and reinsurance markets. In order that the subsidiary may acquire these offices, Merrion has been requested to acquire the lease directly. Attached are copies of memorandums of Heads of Terms in relation to a lease for property in the City of London that the company will acquire during the course of the coming quarter.

                Merrion in line with its philosophy of diversification, is entering into the field of the underwriting of public Share issues. The first of these in the sum of Thirteen Million Australian Dollars is to be floated on the Australian stock exchange, and relates to the operation of Burger King franchises, and the attendant back up operation such as meat processing. Attached is a draft of an underwriting agreement entered into by Merrion, together with sub-underwriting agreements in relation to the floatation of Beekay Ltd on the Australian stock exchange. This transaction is serving as a bench mark for the establishment of a full time operating subsidiary specifically concerned with the underwriting of such floatations.

                Attached are various agreements with Russian entities in relation to a pilot scheme for the marketing of life assurance products, wherein the company acting as a broker would undertake the administration of such a long term program.

                Attached is a copy agreement wherein the company has entered into the purchase of SIAC Assicurazioni S.p.A, an Italian direct insurer. This transaction is subject to satisfactory due diligence by Merrion, and subsequent acceptance of Merrion by ISVAP, the State regulator.

                Attached are various contracts, wherein the company has changed it's current asset and capital base, and has contracted in relation to the purchase of various land assets. The purpose of this being to add value to the underlying asset base of the company. As a result of these the capital base of Merrion has altered from being predominately investments in subsidiaries and other investment deposits to a predominately real estate base. This change in stance has been adopted in order to benefit from the substantial incentives which are provided to companies investing in various areas in the European union.

                In addition to which and as part of an ongoing program, further contracts, as attached, have been signed and are in the process of being registered wherein the capital base of the company will be increased to Circa 60 Million Dollars. The majority of these transactions are share exchanges wherein the company will issue new stock in order to acquire the real estate assets.

                Attached there are various agreement with Suresale Systems Australasia PTY Ltd, a subsidiary of Merrion, this includes a list of the guarantees issued by the company since its inception. The trading of this company has been adversely effected by a series of disputes with clients wherein adverse media publicity has damaged its trading ability. In addition to which complaints have been made to the Office of Fair Trading in Perth, Western Australia with regard to the disputes currently ongoing. In relation to the activities of Suresale, there are several matters that have come to light with regard to the actions of several professional advisors to the company. Currently legal advice is being sought with regard to taking an action against the professional advisors for professional misconduct.

3.06            None.

3.07            Contracts of employment are in place for each of the following;

                Alex Balysz
                Ian Craigie
                Michael Glynos
                Ashley Gordon
                Paul Reynolds
                John Sotiropoulos
                Darren Thomas
                Francois Verkaeren

                In addition to the above there are other administrative staff that will be added to the company who currently work under sub-contract agreements.

                All of the above will be subject to the terms and conditions of contract as per the attached drafts.

3.08            The subsidiary holdings of the company are as follows.

                1.  Tower Risk Management Ltd
                    38 Fitzwilliam Square
                    Dublin 2
                    Ireland

                    Percentage owned: 100%

                2.  Suresale Systems Australasia PTY Ltd
                    126 Weaponess Road
                    Wembley Downs
                    Western Australia

                    Percentage owned: 60%

                3.  Genmac Pty Ltd
                    1177 Logan Road
                    Holland Park
                    Queensland
                    Australia

                    Percentage owned: 7%

                4.  Quest Reinsurance Company S.A
                    300 Avenue Louise
                    Brussels 1050
                    Belgium

                    Percentage owned: 100%

                5. Merrion Life Assurance, a sole proprietorship and trading name;

                    20 Upper Merrion Street
                    Dublin 2
                    Ireland

3.09            None

3.10 Attached find schedule of all material leases, contracts, understanding, commitments, plans and mortgages now in effect with regard to Merrion properties.

3.11            None.